Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of New Century Resources (the "Company") on Form 10-QSB for the Quarter Ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I,Solon Piitarides , Vice President and the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Quarterly Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Solon Piitarides

Vice President and Chief Financial Officer

June 29, 2005